UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2010

PRINCIPAL FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16725	42-1520346
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

711 High Street, Des Moines, Iowa 50392
(Address of principal executive offices)

(515) 247-5111
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 30, 2010, Principal Financial Group, Inc., a Delaware corporation (the
“Company”), issued a press release announcing that the Company will exit the medical insurance business within the next thirty-six (36) months. A copy of the press release, dated September 30,
2010, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are being filed herewith:

Exhibit	Description
No.

99.1	Principal Financial Group, Inc. press release dated September 30, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRINCIPAL FINANCIAL GROUP, INC.
Date: September 30, 2010	By: /s/ Terrance J. Lillis
Name: Terrance J. Lillis
Title: Senior Vice President and Chief
Financial Officer

EXHIBIT 99.1

RELEASE:	On receipt, Sept. 30, 2010
MEDIA CONTACT: Susan Houser, 515.248.2268, houser.susan@principal.com
INVESTOR CONTACT: John Egan, 515.235.9500, egan.john@principal.com

The Principal Financial Group to Exit Medical Insurance Business
Agreement with UnitedHealthcare to renew medical insurance coverage for customers

(Des Moines, Iowa) – Principal Financial Group, Inc. (NYSE: PFG) today announced the company will exit the medical insurance business (insured and self-insured) and has entered into an agreement with
UnitedHealthcare, a UnitedHealth Group Company (NYSE: UNH), to renew medical insurance coverage for customers of The Principal® as the business transitions within the next 36 months. The decision does not impact other businesses including retirement, asset management, life insurance, wellness, disability, dental and vision.
Larry D. Zimpleman, chairman, president and chief executive officer, said, “While a difficult decision, this is the right strategic decision for The Principal. While performing well financially, our medical business has been declining in relative size for a number of years, thanks to strong growth from our retirement and asset management businesses. The medical business continues to be one that undergoes rapid change, which would mean investing additional capital into the business to be able to offer competitive products. For us, that just does not make sense.”
According to Dan Houston, president – Retirement, Insurance & Financial Services,
“UnitedHealthcare provides a broad range of coverage options to meet customers’ needs. By working with UnitedHealthcare, a proven leader and long-term player in the business with an extensive local and national network, we will ensure a smooth transition for customers and brokers.”
Sales will cease and the renewal process with UnitedHealthcare will begin immediately to be completed within 36 months, subject to applicable requirements of federal and state law. Employees will be needed throughout that period to continue to serve customers during the transition. As the business transfers, positions will be eliminated. As much as possible the company will place qualified employees in open positions that become available through attrition and growth in other businesses, Houston said.
There are approximately 1,500 employees in the medical insurance area. Initially, approximately 150 (of the 1,500) positions will be impacted as some functions cease more quickly. Impacted employees will be considered for other positions and will be given severance and outplacement assistance if they are unable to find a position within the company.
“By making this decision, we are positioned to focus our capital and our resources on the strategic opportunities in the asset accumulation and asset management businesses, both domestically and internationally,” Zimpleman said. “And it allows us to continue the growth in our risk businesses, which is important to our overall diversification as well as maintaining our leadership among small- and medium-sized businesses.”
The Principal estimates this action will negatively impact third quarter 2010 EPS operating results by $0.03-$0.04 and full-year 2010 EPS operating results by $0.18-$0.20 due to the exclusion of the business from operating earnings. However, the company expects to release between $100 million and $120 million of capital (which primarily reflects the capital allocated to the medical insurance business less a reduction in the diversification benefit that will result from the exit of this business) over the next 36 months as a result of this change.
About the Principal Financial Group
The Principal Financial Group® (The Principal ® )[1] is a leader in offering businesses, individuals and institutional clients a wide range of financial products and services, including retirement and investment services, life and health insurance, and banking through its diverse family of financial services companies. A member of the Fortune 500, the Principal Financial Group has $284.7 billion in assets under management[2] and serves some 18.9 million customers worldwide from offices in Asia, Australia,
Europe, Latin America and the United States. Principal Financial Group, Inc. is traded on the New York
Stock Exchange under the ticker symbol PFG. For more information, visit www.principal.com. For more news and insights from The Principal, connect with us on Twitter at: http://twitter.com/ThePrincipal.

Forward looking and cautionary statements

This press release contains forward-looking statements, including, without limitation, statements as to operating earnings, net income available to common stockholders, net cash flows, realized and unrealized losses, capital and liquidity positions, sales and earnings trends, and management's beliefs, expectations, goals and opinions. The company does not undertake to update or revise these statements, which are based on a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Future events and their effects on the company may not be those anticipated, and actual results may differ materially from the results anticipated in these forward-looking statements. The risks, uncertainties and factors that could cause or contribute to such material differences are discussed in the company's annual report on Form 10-K for the year ended December 31, 2009, and in the company’s quarterly report on Form 10-Q for the quarter ended
June 30, 2010, filed by the company with the Securities and Exchange Commission, as updated or supplemented from time to time in subsequent filings. These risks and uncertainties include, without limitation: adverse capital and credit market conditions that may significantly affect the company’s ability to meet liquidity needs, access to capital and cost of capital; a continuation of difficult conditions in the global capital markets and the general economy that may materially adversely affect the company’s business and results of operations; the actions of the U.S. government, Federal Reserve and other governmental and regulatory bodies for purposes of stabilizing the financial markets might not achieve the intended effect; the risk from acquiring new businesses, which could result in the impairment of goodwill and/or intangible assets recognized at the time of acquisition; impairment of other financial institutions that could adversely affect the company; investment risks which may diminish the value of the company’s invested assets and the investment returns credited to customers, which could reduce sales, revenues, assets under management and net income;
requirements to post collateral or make payments related to declines in market value of specified assets may

_________________________
[1] "The Principal Financial Group" and “The Principal” are registered service marks of Principal Financial Services, Inc., a member of the
Principal Financial Group.
2 As of June 30, 2010.

adversely affect company liquidity and expose the company to counterparty credit risk; changes in laws, regulations or accounting standards that may reduce company profitability; fluctuations in foreign currency exchange rates that could reduce company profitability; Principal Financial Group, Inc.’s primary reliance, as a holding company, on dividends from its subsidiaries to meet debt payment obligations and regulatory restrictions on the ability of subsidiaries to pay such dividends; competitive factors; volatility of financial markets; decrease in ratings; interest rate changes; inability to attract and retain sales representatives;
international business risks; a pandemic, terrorist attack or other catastrophic event; and default of the company’s re-insurers.

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